J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                      Re:     Mortgage Securities Trust,
                              CMO Series 12 (Intermediate Portfolio)


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-52780 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto



FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                        Re:     Mortgage Securities Trust,
                                CMO Series 15 (Intermediate Portfolio)


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-52373 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto



FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                  Re:     Mortgage Securities Trust,
                          CMO Series 16 (Intermediate Portfolio)


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-57315 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto



FAC/trh